UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 10, 2019

Air T, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35476	52-1206400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5930 Balsom Ridge Road Denver, North Carolina 28037
(Address of Principal Executive Offices) (Zip Code)

(828) 464-8741
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AIRT	NASDAQ Global Market
Alpha Income Preferred Securities (also referred to as 8% Cumulative Capital Securities) (“AIP”)	AIRTP	NASDAQ Global Market
Warrants to purchase AIP	AIRTW	NASDAQ Global Market

Item 1.01      Entry into a Material Definitive Agreement

On June 10, 2019, Air T, Inc. (the “Company”) completed its distribution of a dividend of Alpha Income Preferred Securities (also referred to as 8% Cumulative Capital Securities) (“AIP”) and warrants (“Warrants”) to purchase additional AIP to holders of its common stock, as well as a 50% stock dividend. The final versions of the operative documents related to the AIP and Warrants, each dated as of June 10, 2019 unless otherwise indicated in the exhibit index, are attached hereto as exhibits and incorporated herein by reference. Specifically, on June 10, 2019:

The Company, Delaware Trust Company, a Delaware state chartered trust company (“DE Trust”) and the individual administrative trustees entered into the Amended and Restated Trust Agreement (“Trust Agreement”) with respect to Air T Funding (the “Trust”). Pursuant to the Trust Agreement, the Trust issued 10,000,000 of its common securities to Air T and issued 1,600,000 AIP (with an aggregate face value of $4,000,000) to the holders of common stock of the Company.

The Company and the American Stock Transfer & Trust Company, LLC, a New York limited liability trust company and transfer agent of the Company (“AST”), entered into the Warrant Agency Agreement, and the Trust issued 8,400,000 Warrants. Each Warrant allows the holder to purchase one share of AIP with a face value of $2.50 for a discounted exercise price of $2.40.

The Company, DE Trust and AST entered into the Indenture, and the Company issued $4,000,000 in principal amount of Debentures to the Trust.

The terms of the AIP are presented under the captions “Description of Capital Securities,” “Description of the Guarantee,” “Description of the Junior Subordinated Debentures,” and “Relationship among the Capital Securities, the Junior Subordinated Debentures and the Guarantee” in the prospectus filed with the Securities and Exchange Commission on June 11, 2019. The terms of the Warrants are presented under the captions “Plan of Distribution” and “Description of Warrants” in the prospectus filed with the Securities and Exchange Commission on June 11, 2019.

Item 9.01      Financial Statements and Exhibits

(d)    Exhibits

No.	Description

1.1	Agreement as to Expenses dated as of June 10, 2019 (filed herewith)

4.1

Specimen Common Stock Certificate of Air T, Inc. (incorporated by reference to Exhibit 4.1 of the Company’s Amended Registration Statement on Form S-1/A dated January 22, 2019 (Registration Number 333-228485))

4.2	Form of Capital Securities Certificate of Air T Funding (filed herewith)

4.3	Capital Securities Guarantee dated as of June 10, 2019 (filed herewith)

4.4	Subscription Agreement dated as of June 10, 2019 (filed herewith)

4.5	Indenture for the Debentures dated as of June 10, 2019 (filed herewith)

4.6	Debenture dated as of June 10, 2019 (filed herewith)

4.7	Common Securities Certificate of Air T Funding issued to Air T, Inc. dated as of June 10, 2019 (filed herewith)

4.8	Form of Warrant (filed herewith)

4.9	Interim Trust Agreement (incorporated by reference to Exhibit 4.11 of the Company’s Registration Statement on Form S-1 dated November 20, 2018 (Registration Number 333-228485))

4.10	Amended and Restated Trust Agreement dated as of June 10, 2019 (filed herewith)

4.11	Warrant Agency Agreement dated as of June 10, 2019 (filed herewith)

4.12

Certificate of Interim Trust dated September 28, 2018 (incorporated by reference to Exhibit 4.14 of the Company’s Registration Statement on Form S-1 dated November 20, 2018 (Registration Number 333-228485))

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 13, 2019	AIR T, INC.

	By:	/s/ Nick Swenson
	Name:	Nick Swenson
	Title:	Chief Executive Officer

AIR T, INC.

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

No.	Description

1.1	Agreement as to Expenses dated as of June 10, 2019 (filed herewith)

4.1

Specimen Common Stock Certificate of Air T, Inc. (incorporated by reference to Exhibit 4.1 of the Company’s Amended Registration Statement on Form S-1/A dated January 22, 2019 (Registration Number 333-228485))

4.2	Form of Capital Securities Certificate of Air T Funding (filed herewith)

4.3	Capital Securities Guarantee dated as of June 10, 2019 (filed herewith)

4.4	Subscription Agreement dated as of June 10, 2019 (filed herewith)

4.5	Indenture for the Debentures dated as of June 10, 2019 (filed herewith)

4.6	Debenture dated as of June 10, 2019 (filed herewith)

4.7	Common Securities Certificate of Air T Funding issued to Air T, Inc. dated as of June 10, 2019 (filed herewith)

4.8	Form of Warrant (filed herewith)

4.9	Interim Trust Agreement (incorporated by reference to Exhibit 4.11 of the Company’s Registration Statement on Form S-1 dated November 20, 2018 (Registration Number 333-228485))

4.10	Amended and Restated Trust Agreement dated as of June 10, 2019 (filed herewith)

4.11	Warrant Agency Agreement dated as of June 10, 2019 (filed herewith)

4.12

Certificate of Interim Trust dated September 28, 2018 (incorporated by reference to Exhibit 4.14 of the Company’s Registration Statement on Form S-1 dated November 20, 2018 (Registration Number 333-228485))